EXHIBIT 10.1

                      AMENDMENT NO. 3 TO CREDIT AGREEMENT
                      -----------------------------------



      THIS  AMENDMENT NO. 3 TO CREDIT  AGREEMENT  (this  "Amendment  No. 3") is
      ------------------------------------------
made and entered  into  effective  as of the 13th day of August,  2003,  by and among ANNTAYLOR,  INC., a Delaware  corporation  ("Borrower"),  THE UNDERSIGNED
      ----------------                                          ---------------
GUARANTORS,  and BANK OF AMERICA,  N.A., a national banking  association in its
----------       ----------------------
capacity  as  administrative  agent  (in  such  capacity,  the  "Administrative

Agent"),  for each of the lenders (the "Lenders") now or hereafter party to the

Credit Agreement referenced below.




                             W I T N E S S E T H:
                             --------------------


      WHEREAS, the Borrower,  the Lenders, the issuing banks named therein, the
      -------
syndication  agents named therein,  and the  Administrative  Agent have entered into an Amended and Restated  Credit  Agreement  dated as of April 30, 2001, as amended by that certain  Amendment  No. 1 to Credit  Agreement  dated  December

20, 2001,  and  Amendment No. 2 to Credit  Agreement  dated August 29, 2002, by and among the  Borrower,  the  Administrative  Agent and the  Guarantors  party thereto  (as  hereby  amended  and  as  from  time  to  time  further  amended,

supplemented,   modified,  replaced,  or  restated,  the  "Credit  Agreement"),

pursuant  to which the  Lenders  agreed to make  certain  revolving  credit and letter of credit facilities available to the Borrower; and



      WHEREAS,  each  of the  undersigned  Subsidiaries  of the  Borrower  is a
      -------
Guarantor and has  materially  benefited and will  materially  benefit from the

Loans  made and to be made and the  Letters  of Credit  issued and to be issued under the Credit Agreement; and



      WHEREAS,  the Borrower has requested that the Credit Agreement be amended
      -------
as set forth herein and the  Requisite  Lenders are willing to amend the Credit

Agreement as set forth herein; and



      WHEREAS,  the undersigned  Subsidiaries  consent to the amendments to the
      -------
Credit Agreement as set forth herein;



      NOW,  THEREFORE,  in  consideration  of  the  mutual  covenants  and  the
      ---------------
fulfillment  of the  conditions  set forth herein,  and intending to be legally bound, the parties hereto do hereby agree as follows:



      1.   Definitions.   The term  "Credit  Agreement"  as used  herein and in
           -----------
the Loan  Documents  shall  mean the Credit  Agreement  as hereby  amended  and modified.  Any  capitalized  terms used herein  without  definition  shall have the meaning set forth in the Credit Agreement.



      2.   Amendment  of Section 8.03 of the Credit  Agreement.  Subject to the
           ---------  -----------------------------  ----------

terms and  conditions  set forth herein,  subsection (j) of Section 8.03 of the

Credit  Agreement  is hereby  amended to replace the figure  $2,500,000  in the second line thereof with the figure $20,000,000.



      3.   Representations   and   Warranties.   In   order   to   induce   the
           ---------------   ----  -----------

Administrative  Agent and the Lenders to enter into this  Amendment  No. 3, the

Borrower  represents and warrants to the  Administrative  Agent and the Lenders as follows:

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

           (a)  Except as previously  disclosed in writing to the Lenders or as consented to and waived herein, the  representations  and warranties made by the  Borrower  in  Article  V of the  Credit  Agreement  are  true and correct  on  and  as of  the  date  hereof,  except  that  the  financial statements  referred to in Section 5.01(f) (solely for the purpose of the
                                 ---------------
      representation  and warranty  contained  in such Section  5.01(f) but not
                                                       ----------------
      for the purpose of any cross  reference to such Section 5.01(f) or to the
                                                      ---------------
      financial  statements  described therein contained in any other provision of Section 5.01 or  elsewhere in Article V) shall be those most  recently
         ------------                  ---------
      furnished to each Lender pursuant to Section 6.01;
                                           ------------



           (b)  There has been no  material  adverse  change in the  condition,

      financial or otherwise, of the Borrower and its Restricted  Subsidiaries,

      taken as a  whole,  or of ATSC  and its  Subsidiaries,  taken as a whole,

      since  the date of the most  recent  financial  reports  of the  Borrower received by the  Administrative  Agent and each Lender under Section 6.01
                                                                   ------------
      of the Credit Agreement;



           (c)  The business and  properties of the Borrower and its Restricted

      Subsidiaries,  taken as a whole, and of ATSC and its Subsidiaries,  taken as a whole,  are not, and since the most recent  financial  report of the

      Borrower,   ATSC  and  its  Restricted   Subsidiaries   received  by  the

      Administrative  Agent and the Lenders  under  Section  6.01 of the Credit
                                                    -------------
      Agreement,   have  not  been,   materially   adversely  affected  in  any

      substantial  way  as  the  result  of any  fire,  explosion,  earthquake,

      accident, strike, lockout,  combination of workers, flood, embargo, riot,

      activities  of armed forces,  war or acts of God or the public enemy,  or cancellation or loss of any major contracts; and



           (d)  No event has occurred and is continuing which constitutes,  and no  condition  exists  which  upon the  consummation  of the  transaction contemplated  hereby would  constitute,  a Default or an Event of Default under the Credit  Agreement  as amended  hereby which has not been waived and consented to hereby.



      4.   Entire  Agreement.  This  Amendment  No.  3 sets  forth  the  entire
           -----------------
understanding  and  agreement of the parties  hereto in relation to the subject matter hereof and supersedes any prior  negotiations  and agreements  among the

parties   relative   to   such   subject   matter.   No   promise,   condition,

representation  or  warranty,  express or  implied,  not herein set forth shall bind any party  hereto,  and not one of them has  relied  on any such  promise,

condition,   representation   or   warranty.   Each  of  the   parties   hereto

acknowledges  that,  except  as in this  Amendment  No. 3  otherwise  expressly stated,  no  representations,  warranties or  commitments,  express or implied,

have been made by any party to the other.  None of the terms or  conditions  of this  Amendment No. 3 may be changed,  modified,  waived or canceled  orally or otherwise, except as provided in the Credit Agreement.



      5.   Full Force and Effect of  Agreement.  Except as hereby  specifically
           -----------------------------------
amended,  modified, waived or supplemented,  the Credit Agreement and all other

Loan  Documents  are hereby  confirmed  and  ratified in all respects and shall remain in full force and effect according to their respective terms.


                                       2
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


      6.   Conditions  Precedent.  The  effectiveness  of this  Amendment No. 3
           ---------------------
shall be subject to the  conditions  precedent  that the  Administrative  Agent shall have  received ten (10) fully  executed  originals of this  Amendment No.

3, executed by the Required Lenders.



      7.   Counterparts.  This  Amendment  No. 3 may be  executed in any number
           -------------
of  counterparts,  each of which  shall be deemed an  original  as against  any party  whose  signature  appears  thereon,  and  all of  which  shall  together constitute one and the same instrument.



      8.   Governing  Law.  This  Amendment  No.  3 shall  in all  respects  be
           --------------
governed by the laws and judicial decisions of the State of New York.



      9.   Enforceability.  Should  any one or more of the  provisions  of this
           --------------
Amendment  No. 3 be  determined  to be  illegal or  unenforceable  as to one or more of the parties  hereto,  all other  provisions  nevertheless  shall remain effective and binding on the parties hereto.



      10.  Successors  and Assigns.  This Amendment No. 3 shall be binding upon
           -----------------------
and  inure  to the  benefit  of  each  of the  Borrower,  the  Lenders  and the

Administrative  Agent  and  their  respective  successors,  assigns  and  legal representatives;  provided,  however,  that the  Borrower,  without  the  prior
                  --------
consent  of all the  Lenders,  may not  assign any  rights,  powers,  duties or obligations hereunder.



      11.  Consent of  Guarantors.  Each of the Guarantors by its execution and
           ----------------------
delivery  hereof  (i)  consents  and  agrees  to the  amendments  to  the  Loan

Documents  set forth herein and (ii)  reaffirms  its  obligations  set forth in the ATSC Guaranty or the Subsidiary  Guaranty,  as  applicable,  and each other

Loan Document to which it is a party.





                           [Signature pages follow]


                                       3
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


      IN WITNESS  WHEREOF,  the parties hereto have caused this Amendment No. 3 to be duly executed by their duly  authorized  officers,  all as of the day and year first above written.





                          ANNTAYLOR, INC., AS BORROWER
                          ---------------

                          By:
                                --------------------------
                          Name:
                                --------------------------
                          Title:
                                --------------------------


                          ANNTAYLOR DISTRIBUTION SERVICES, INC.
                          -------------------------------------
                          ANNTAYLOR RETAIL, INC.
                          ----------------------
                          ANNCO, INC., EACH IN ITS CAPACITY AS A SUBSIDIARY
                          -------------
                          GUARANTOR



                          By:
                                --------------------------
                          Name:
                                --------------------------
                          Title:
                                --------------------------



                          ANNTAYLOR  STORES  CORPORATION, IN ITS
                          ---------  ------  ------------
                          CAPACITY AS GUARANTOR



                          By:
                                --------------------------
                          Name:
                                --------------------------
                          Title:
                                --------------------------




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

                          BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT
                          ---------------------

                          By:
                                --------------------------
                          Name:
                                --------------------------
                          Title:
                                --------------------------




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

                          BANK OF AMERICA, N.A., AS A LENDER
                          ---------------------
                          By:
                                --------------------------
                          Name:
                                --------------------------
                          Title:
                                --------------------------
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

                          JPMORGAN CHASE BANK
                          -------------------
                          (FORMERLY KNOWN AS THE CHASE MANHATTAN BANK)


                          By:
                                --------------------------
                          Name:
                                --------------------------
                          Title:
                                --------------------------


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

                          WACHOVIA BANK, NATIONAL ASSOCIATION
                          -----------------------------------
                          (FORMERLY KNOWN AS FIRST UNION NATIONAL BANK )


                          By:
                                --------------------------
                          Name:
                                --------------------------
                          Title:
                                --------------------------



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


                          FLEET NATIONAL BANK
                          -------------------


                          By:
                                --------------------------
                          Name:
                                --------------------------
                          Title:
                                --------------------------


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

                          THE CIT GROUP/BUSINESS CREDIT, INC.
                          -----------------------------------


                          By:
                                --------------------------
                          Name:
                                --------------------------
                          Title:
                                --------------------------
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


                          U.S. BANK NATIONAL ASSOCIATION (FORMERLY
                          -------------------------------
                          KNOWN AS FIRSTSTAR BANK, N.A.)


                          By:
                                --------------------------
                          Name:
                                --------------------------
                          Title:
                                --------------------------



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

                          TRANSAMERICA BUSINESS CAPITAL
                          -----------------------------
                          CORPORATION
                          -----------


                          By:
                                --------------------------
                          Name:
                                --------------------------
                          Title:
                                --------------------------

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

                          BANK LEUMI USA
                          --------------



                          By:
                                --------------------------
                          Name:
                                --------------------------
                          Title:
                                --------------------------



                          By:
                                --------------------------
                          Name:
                                --------------------------
                          Title:
                                --------------------------


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

                          FIFTH THIRD BANK
                          ----------------



                          By:
                                --------------------------
                          Name:
                                --------------------------
                          Title:
                                --------------------------